Exhibit 10.9.2

Certain confidential information contained in this document, marked by [***], has been omitted because Sunshine Silver Mining & Refining Corporation (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

July 1st, 2020

MEMORANDUM OF AGREEMENT

OPERACIONES SAN JOSE DE PLATA S. DE C.V., SELLER and DOWA Metals & Mining Co., Ltd., BUYER, hereby agree to the following 2020 terms and conditions for the sales and purchase of Los Gatos zinc concentrate.

1.	Quantity	:	2020 production

2.	TC	:	$[***]/dmt

3.	Scale	:	None

4.	Metal payment	:

Zn : [***] with minimum deduction of [***] units at LME SHG settlement price published in London Metal Bulletin

Ag : Deduct [***]/dmt and pay for [***] of the remaining silver content at LBMA silver price published in London Metal Bulletin

5.	Penalty	:	Fe : $[***]/ % over [***]
As : $[***]/ 0.1% over [***]
F:
			[***]ppm	To	[***]ppm	US[***]/dmt
			[***]ppm	To	[***]ppm	US[***]/dmt
			[***]ppm	To	[***]ppm	US[***]/dmt
			[***]ppm	Over		US[***]/dmt

6.	Quotational Period	:	Third calendar month following the month of vessel arrival at the discharge port (3MAMA)

7.	Settlement	:

1st provisional payment : [***]% value on 3rd business day after vessel arrival at Akita port

2nd provisional payment : [***]% value on 60th calendar days after vessel arrival at Akita port

Final payment : when all necessary information referenced in Section 12(c) of the Agreement is provided

/s/ Roger Johnson	/s/ Hideo Kudo
SELLER: OPERACIONES SAN JOSE DE PLATA S. DE C.V.	BUYER: DOWA METALS & MINING CO., LTD.